Composite Technology Corporation

Annual Shareholder Meeting
March 3, 2009


ACCC
Conductor
THE EFFICIENT TRANSMISSION Solution


DEWIND
D8.2 Turbine at Texas Capital

The Most Energy Efficient Conductors for Transmission
The Most Grid-Friendly Wind Turbines for Renewable Energy

CTC CABLE CORPORATION

DEWIND

Annual Shareholder Meeting
March 3, 2009

This presentation contains forward-looking statements, as defined in the Securities Reform Act of 1995 (the "Reform Act"). The safe harbor for forward-looking statements provided to companies by the Reform Act does not apply to our Company. This presentation contains projections, predictions, estimates and other forward-looking information covering such topics as revenue and cash flow expectations, successful and timely development and market acceptance of products. These forward-looking statements are projections and predictions only and rely on assumptions about future events based on current expectations, planned business development efforts, near and long-term objectives, potential new business, strategies, organizational changes, changing markets, marketing efforts, future business performance and outlook. Although management believes that such assumptions are reasonable as of the date hereof, no assurances can be given, however, regarding the attainability of such statements or the reliability of the assumptions on which they are based. Actual events or results may differ materially from those made in any forward-looking statements due to a number of risks and uncertainties, including, without limitation, advantage working capital, our ability to obtain financing, competition with larger companies, tax and regulatory changes, development of and demand for a new technology, our ability to convert quotations and framework agreements into firm orders, cash flow, securing sufficient quantities of essential raw materials, timely delivery by suppliers, ability to produce the turbines and acquire its components, ability to maintain quality control, collection-related and currency risks from international transactions, the successful outcome of joint venture and other negotiations, and our ability to manage growth. Please refer to the Company's most recent annual report and other recent filings with the Securities and Exchange Commission, which contain and identify additional information covering factors that could cause the results to differ materially from those contained in our projections or forward-looking statements including those that are found in the Company's Annual Report filed with the SEC on Form 10-K/A for fiscal year ended September 30, 2008 and subsequent Quarterly Reports on Form 10-Q and subsequent Current Reports filed on Form 8-K that will be included with or prior to the filing of the Company's next Quarterly or Annual Report.

COMPOSITE TECHNOLOGY CORPORATION

Composite Technology Corporation

289 million shares outstanding, trading on OTC BB: "CPTC"
Fiscal year 2008 revenues = $74.1M
Market cap equals 0.8 times 2008 revenues

CTC Cable Corporation
Energy Efficient ACCC™ Conductors

Fiscal year 2008 revenues = $32.7M or about 0.5% of the estimated market

104% increase over fiscal 2007 – achieved profitability in 2008

Contracted additional orders for next 12 months of 3,780 KM (~$21M-26M)

DeWind Inc.
Grid-Friendly Wind Turbines

Fiscal 2008 revenues = $41.4M

120% increase over Fiscal 2007

$263M of contracted orders (now impacted due to international credit crisis)

Began 620MW wind farm development venture

COMPOSITE TECHNOLOGY CORPORATION

Highlights of the Year

CTC

- Raised $50 million in June 2008 for working capital for both divisions

CTC Cable Corporation

- Division went profitable
- Expanded production
- Expanded markets with sales to Poland, Spain, Belgium, Mexico
- Hired utility experienced salesman as VP Sales
- Engaged utility experienced sales representatives team, now approximately 50 reps
- Increased third party testing
- Signed stranding licensees in Indonesia
- Negotiating with potential licensees in Brazil, Colombia, and Argentina
- Now have the largest sales opportunities lined up in the U.S.
- Major opportunities should result from the Stimulus Bill

Highlights of the Year

DeWind Inc.

- First 60Hz D8.2 turbine commissioned at in Texas and sold to College
- Built, delivered and commissioned D8.2 turbine for Hilltop project in Minnesota
- Secured orders for $263M of D8.2 and D9 turbines
- D8.2 now has over 12,000 hours of operation
- Booked order for two D8.2 turbines for Willmar, Minnesota – now assembling for May 2009 installation
- Built and shipped 10 D8 turbines for Barrick installation in Chile
- Added an experienced and recognized executive and technical team
- Significant progress in the development of the advanced D9 larger rotor turbine
- Entered Joint Venture for Texas wind farm project
- Credit crisis caused customer payment suspensions
- DeWind engaged RBS Securities to find strategic partner
- Major opportunities potential from Stimulus Bill

COMPOSITE TECHNOLOGY CORPORATION

Consolidated CTC Performance

Consolidated Revenues in 000's


$80,000
$60,000
$40,000
$20,000
$0
2005
2006
2007
2008
CTC Cable
DeWind

Revenues from Continuing Operations

Operating Expenses as a % of Revenues


250%
200%
150%
100%
50%
0%
197%
66%
45%
2006
2007
2008

Operating expenses excluding Depreciation, Amortization, & Stock Compensation Charges

CTC CABLE CORPORATION

CTC Cable Review



CTC CABLE CORPORATION

ACCC™ Conductor Advantages

- ACCC™ conductor is the most efficient electrical transmission conductor for utility use
- ACCC™ conductor has now achieved widespread international adoption and has been proven by rigorous testing in independent laboratories and successful use in the field for over three years
- ACCC™ conductor is a superior and economical solution for upgrading capacity on existing lines
- ACCC™ conductor is a leading choice for new 21st century transmission grid systems



Aluminum
Steel Core
Traditional ACSR
28% more Aluminum
Composite Core
ACCC Conductor™

ACCC™ conductor advantages versus traditional ACSR conductor:

- Stronger, lighter weight core
- Increase in conductive material
- More efficient conductor
- Greater power capacity for new or existing transmission lines
- Allows use of lighter weight towers
- Reduces capital expenditure and life cycle costs of new corridors

ACCC™ Conductor Manufacturing

- Investments made in capacity expansion and global stranding capability
- Increased third-party testing of ACCC™ products to provide independent verification of performance and longevity to gain certification in more places



Capacity Expansion

- Core manufacturing at Irvine facility now up to 18,000 Km/year ($200M/yr revenue)
- Global stranding capacity –
  - General Cable - Canada
  - Lamifil – Belgium
  - Midal – Bahrain
  - Far East Composite – China
- In qualification process:
  - PT KMI Wire– Indonesia
  - PT Tranka – Indonesia
- In negotiation process
  - 3 stranders in Brazil
  - 1 strander in Colombia



ACCC™ Conductor Sales

North America

- Greatly increased sales presence and resources
- Hired experienced VP of North American Sales from the utility industry
- Increased our direct sales force and expanded our sales representative network from 3 agencies to 14 agencies – now over 50 people in the field promoting ACCC™ conductors the U.S.
- Added application engineering expertise to guide customer in the use of ACCC™ conductors

CTC Cable Sales Territory Map


Northwest
Central
Mid-East
Northeast
Southeast
Southwest
SALES AGENTS
SML
Rumsey
T&D Products
PSA
Electric Sales Associates
Walker-Miller Energy Services
MidAmerican Sales Group
Cimperman Sales, Inc.
PDG, Inc.
Charles W. Ashby Co., Inc.
Electrical Power Products
Shamrock Power Sales

Now pursuing largest pipeline of opportunities ever identified

International Sales & Marketing

International market penetration and sales strategy:
- Establish design approval with regulatory body/state grid
- Establish local/regional sourcing partner to provide local content
- Rapid sales expansion results in awards in Spain, Belgium, Poland, Mexico
- More international market penetration to be announced

Current Sales & Certification
- China, Poland, Belgium, Spain, Chile, Mexico, Brazil, Indonesia

ACCC™ conductor being introduced into:
- UK, Middle East, France, India, and South African Market
- Negotiating for large contracts in Europe, South America, and Latin America

Sales Expansion
- China, Europe, and USA

Licensees:
- Negotiating additional licensees in South American, Eastern Europe

Current Licensees:
- China, Belgium, Canada/US, and Bahrain

Impact of the Stimulus Package

Energy Efficiency Push Points Towards ACCC™ Conductor

- Established initiatives in Europe and China already exist that promote and reward efficient electrical transmission
- Obama administration now pushing hard for greater energy efficiency with Stimulus dollars to make it happen
- CTC Cable is working with legislators and government agencies to ensure that new regulations for energy efficiency reflect the use of efficient conductors immediately and in the future
- CTC Cable is getting the message out that ACCC™ conductor is the most efficient conductor available and immediately deployable to make a significant impact on the electrical grid
- In China we are linked with one of the largest providers of conductor – the Chinese government has the same initiatives focused on Chinese suppliers – we are well positioned with our distributor
- This all leads to a real, immediate opportunity for CTC Cable

CTC CABLE CORPORATION

ACCC™ Conductor & CO^2 Reduction

$37.5 billion *	Estimated total annual 2008 grid line losses (T&D total)
$ 22.5 billion**	Estimated annual losses caused by T&D conductors (using traditional ACSR)
166 million MW*	Megawatts of power loss caused by T&D conductors
33% **	Minimum reduction of line losses using ACCC™ conductor
$7.4 billion *	Per year value of power saved if T&D grid replaced with ACCC™ conductor
54.5 million tonnes *	Tonnes of CO^2 pollution reduced per year for using ACCC™ conductors (assuming coal generation)
$1.1 billion	Cap and trade value of 54.5 million tonnes of CO^2 at $20/tonne
$4.1 billion	Estimated avoided generation asset cost by reduced line losses if retrofitted with ACCC™ conductors

* Calculated based on US DOE Energy Information Administration data
** Estimated based on observed CTC Cable data or industry knowledge

Financial Performance

CTC Cable products are highly profitable with huge untapped market

- 100% revenue growth from 2007 to 2008 to $32 million
- Profitable in FY 2008
- Fixed cost structure leverages to additional future profits
- Worldwide intellectual property protection



EBITDAS
$4
$2
$0
-$2
-$4
-$6
-$8
-$10
2006
(7.6)
(2.7)
2007
3.2
2008

In $MM. EBITDAS = Earnings before Interest, Taxes, Depreciation, Amortization, and Stock Compensation charges



Revenues
Cash Opex
$40
$30
$20
$10
$0
2006
2007
2008

In $MM. Cash Operating expenses exclude Depreciation, Amortization, & Stock Compensation Charges

DeWind Review








BARRICK



DEWIND

Most Grid-Friendly Wind Turbine

- Founded in Germany in 1996
- Over 582 turbines produced and installed to date with excellent history
- Four D8.2 turbines with "Direct Grid Synchronization" installed
- D8.2 turbines now have over 12,000 hours of operation to date
- Two D8.2 turbines to be installed in Minnesota in May 2009
- Extended D8.2 warranty available since May 2008
- Commercial units being produced at TECO Westinghouse in Texas


1.25 MW - D6
246 installed


2.0 MW - D8
54 installed


DEWIND
2.0 MW - D8.2
4 installed

DEWIND

Highlights

- DeWind made progress despite the impact of a hostile financial environment
- Added an experienced and recognized executive and technical team
- Commissioned Sweetwater D8.2 turbine and turned it over to commercial operation
- Built, delivered and commissioned D8.2 turbine for Hilltop project in Minnesota
- Booked order and now finishing assembly of D8.2 turbines for Willmar, Minnesota – May installation
- Built and shipped 10 D8 turbines for Barrick installation in Chile
- Significant progress in the development of the advanced D9 larger rotor turbine
- Entered the wind project development segment







![DEWIND logo]

DeWind Financial Performance

- DeWind continues to market D8/D8.2/D9 turbines
- Still see strong demand in USA, China, Europe, South America and Canada
- Opportunity to leverage turbine availability to participate in wind farm projects
- D9 turbine's extended blade will add additional energy capture
- DeWind still has a backlog of $263M in turbine contracts but current financial turmoil has delayed customer financing and the projects remain on hold

DeWind Revenues


60
40
20
0
2006
2007
2008

- 2008 negative margins include $13.2M of contract losses and inventory charges
- Excluding one time charges, FY 2008 margins = ($3.8 million) caused by $7.6 million loss on Seawind contract.

Wind Farm Development
Vertical Integration

- 620 MW wind farm development project
  - High wind capacity factor Texas Panhandle location
  - First foundations poured
- Advantages for DeWind in wind farms development
  - Demonstration of D8.2 turbines in 2008-09
  - Increase in operating hours performance data
  - Participation in 50% of developer profits
  - Production and supply chain flexibility







DeWind Seeks Strategic Partner

- CTC has engaged RBS Securities, a division of the Royal Bank of Scotland, to seek strategic partners for DeWind
- RBS was selected due to its vast experience with wind turbine company M&A, especially from its ABN-AMRO division
- Process started in January and has already produced a number of interested parties reviewing the Confidential Investment Memorandum
- Reason we pursued this strategy is twofold:
  - Turbine manufacturing is a tremendously capital intensive endeavor, with extraordinarily long lead times for component orders
  - Customer's banks require a larger balance sheet and more financial depth than CTC/DeWind can provide

Stimulus Benefits - DeWind

Stimulus provisions could increase investor returns and improve wind farm financing for our customers:

- Production Tax Credit (PTC) extended to the end of 2012
- Option to take a 30% investment tax credit (ITC) or an immediate "Grant" of 30% of Wind Farm cost as an alternative to the PTC
- A loan guarantee program, estimated at $60B, under the Department of Energy for projects that utilize new proven renewable energy technologies for projects under construction by September 30, 2011
- Research funding of $15B for research on innovative energy technologies
- $6B in additional bonding authority to build transmission to renewable energy resources
- ITC of 30% of plant cost for investment in clean energy manufacturing facilities

DEWIND

Example Benefits – DeWind Wind Farm

Sample modeled project	Before Stimulus	After Stimulus
Project Cost	$25 million	$25 million
ITC Grant @ 30%	$ 0	$7.5 million
Net Cost	$25 million	$17.5 million
20 yr Ave Cash Flow/yr excluding tax benefits	$1.5 million	$1.65 million*
20 yr Ave tax benefits/yr	$0.8 million	$0.4 million**
Unlevered IRR - modeled	10%	13%
Levered IRR - modeled	16%	27% ***

* Increased cash flows due to higher revenue prices resulting from improved power purchase pricing due to improved transmission

** Tax benefits decrease due to loss of PTC and lower depreciable base due to ITC basis reduction.

*** Levered return increases due to lower interest rate and greater debt to equity ratio allowed resulting from DOE loan guarantees

Stimulus tax and loan guarantee benefits result in an expected 30% increase in unlevered returns and 70% increase in levered returns.

Summary

- CTC companies are extremely well positioned to take advantage of US market and regulatory changes.
- Stimulus packages in the US and around the world will be very beneficial to CTC and its companies.
- CTC working closely with regulatory bodies to ensure our interests are aligned with regulatory changes.



ACCC™ Conductor


DEWIND

D8.2 Turbine in Austin, Texas